Exhibit 10.1

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

LULULEMON ATHLETICA INC.

AND

THE HOLDERS LISTED ON SCHEDULE A

Dated as of December 12, 2012

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of December 12, 2012 by and among:

•	lululemon athletica inc. (formerly known as Lululemon Corp.), a Delaware corporation (the “Company”); and

•	each of the stockholders of the Company’s common stock (“Common Stock”), whose names and addresses are set forth under Schedule A (the “Holders”).

BACKGROUND

On April 26, 2007, the Company, its stockholders and certain other parties entered into an Agreement and Plan of Reorganization (the “Agreement and Plan of Reorganization”) pursuant to which all of the Company’s outstanding capital stock was reclassified by conversion into shares of Common Stock (the “Reorganization”).

In connection with the Reorganization, the Company and certain stockholders (the “Prior Holders”) entered into that certain Amended and Restated Registration Rights Agreement, dated July 26, 2007 (that agreement, the “Prior Registration Rights Agreement”).

Pursuant to Section 3.6(a) of the Prior Registration Rights Agreement, the Prior Registration Rights Agreement may be amended by an instrument in writing making specific reference to such agreement and signed by the Company and the Prior Holders of Registrable Securities representing at least a majority of the Registrable Securities held by the Prior Holders.

The Company and the Holders (representing at least a majority of the Registrable Securities held by the Prior Holders) desire to amend and restate the Prior Registration Rights Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties agree as follows:

ARTICLE 1

RULES OF CONSTRUCTION AND DEFINITIONS

Section 1.1 Rules of Construction. In this Agreement, unless otherwise specified or where the context otherwise requires:

(a) the headings of particular provisions of this Agreement are inserted for convenience only and will not be construed as a part of this Agreement or serve as a limitation or expansion of the scope of any term or provision of this Agreement;

(b) words importing the singular only shall include the plural and vice versa;

(c) words importing any gender shall include other genders;

(d) the words “include,” “includes” or “including” shall be deemed followed by the words “without limitation”;

(e) the words “hereof,” “herein” and “herewith” and words of similar import, shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement;

(f) unless otherwise specified, the term “days” shall mean calendar days;

(g) a “percentage” (or a “majority”) of the Registrable Securities (or, where applicable, any class of securities) shall be determined based on the number of shares of such securities; and

(h) unless otherwise provided, the currency for all dollar figures included in this Agreement shall be the US Dollar.

Section 1.2 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of non-public information relating to a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction involving the Company or one of its Affiliates, which disclosure in the good faith judgment of the Board of Directors, after consultation with external legal counsel, (a) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading, (b) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement and (c) would have a material adverse effect on the Company or its business or on the Company’s ability to effect such material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction.

“Adversely Affected Holder” has the meaning set forth in Section 3.6(a).

“Affiliate” has the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

“Aggregate Offering Price” means the aggregate offering price of Registrable Securities in any offering, calculated based upon the Fair Market Value of the Registrable Securities, in the case of a Minimum Demand Amount, as of the date that the applicable Request is delivered, and in the case of a Shelf Underwritten Offering, as of the date that the applicable Underwriting Notice is delivered.

“Agreement” has the meaning set forth in the preamble.

“Amendment” has the meaning set forth in Section 3.6(a).

“Beneficial Owner” and “beneficially own” shall be determined in accordance with Rule 13d-3 promulgated under the Exchange Act. “Board of Directors” means the Company’s board of directors.

“Business Day” shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which banks in New York, New York are required or authorized by law, executive order or governmental decree to be closed.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company, as filed with the Delaware Secretary of State, including, without limitation, any certificate of designations filed therewith relating to any class or series of capital stock of the Company, as further amended or supplement from time to time in accordance with the terms thereof.

“Common Stock” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the preamble and shall include the Company’s successors by merger, acquisition, reorganization or otherwise.

“Company Stockholders Agreement” means the Stockholders Agreement by and among the Company and the Persons listed therein, dated as of July 26, 2007, as amended from time to time in accordance with the terms therein, relating to the capital stock, governance and affairs of the Company.

“Counterpart Signature Page” means a counterpart signature page to this Agreement in substantially the same form of Schedule B.

“Cutback Notice” has the meaning set forth in Section 2.1(i)(5).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Demand Right” has the meaning set forth in Section 2.1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Fair Market Value” means, with respect to any Registrable Securities, (a) if the Registrable Securities trade on a stock exchange or trading mechanism which publishes the closing sales price of the Registrable Securities, the average closing sales price, calculated for the five (5) trading days immediately preceding the date of a determination, (b) if the Registrable Securities trade on a stock exchange or trading mechanism which does not publish the closing sales price of the Registrable Securities, then the average of the bid and ask prices, calculated for the five (5) trading days immediately preceding the date of a determination; or (c) in all other cases the price determined in good faith by the board of directors of the Company.

“FINRA” means the Financial Industry Regulatory Authority.

“Holder” means any holder or holders of Registrable Securities who is a party to this Agreement or who otherwise agrees in writing to be bound by the provisions of this Agreement pursuant to Section 3.3.

“Incidental Cutback Notice” has the meaning set forth in Section 2.2(b).

“Incidental Registration” means any registration of the Registrable Securities of a Holder pursuant to Section 2.2(a), but shall exclude any registration which constitutes a Demand Registration or a Shelf Registration.

“Incidental Registration Notice” has the meaning set forth in Section 2.2(a)(1).

“Indemnified Person” has the meaning set forth in Section 2.7(a).

“Initiating Holders” means the Holder or Holders who made the Request to initiate a Demand Registration, together with all Affiliates of such Holder or Holders.

“Loss” or “Losses” has the meaning set forth in Section 2.7(a).

“Minimum Demand Amount” means an amount of Registrable Securities that either (i) is equal to or greater than 1,000,000 shares of Common Stock (as such number may be adjusted hereafter to reflect any stock dividend, subdivision, recapitalization, reclassification, split, distribution, combination or similar event) or (ii) has an Aggregate Offering Price of at least $10 million.

“Nasdaq” means The Nasdaq Stock Market, Inc.

“Non-Underwritten Period” means, with respect to any offering which is not a Shelf Registration and which does not contemplate an Underwritten Offering, a period of not less than 180 days (or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn).

“Participating Holder” means any Holder exercising its right to participate in a Demand Registration under Section 2.1(d).

“Participation Notice” has the meaning set forth in Section 2.1(d).

“Person” or “person” means any individual, firm, limited liability company, partnership, joint venture, corporation, joint stock company, trust or unincorporated organization, incorporated or unincorporated association, government (or any department, agency or political subdivision thereof) or other entity of any kind.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus and all material incorporated by reference in such prospectus; provided, however, that such term does not include any non-U.S. prospectus, including any prospectus filed or to be filed with any Canadian provincial securities commission.

“Registrable Securities” means (a) shares of Common Stock acquired pursuant to the Agreement and Plan of Reorganization, (b) shares of Common Stock issued or issuable upon the exchange of exchangeable shares issued by Lululemon Canadian Holding, Inc., a company formed under the laws of

British Columbia and (c) any shares of Common Stock issued or distributed by way of stock dividend, stock split or other distribution, merger, consolidation, exchange offer, recapitalization or reclassification or similar transaction, or exercise or conversion of any of the foregoing; provided, however, that any of the foregoing securities shall cease to be “Registrable Securities” (1) to the extent that a Registration Statement with respect to their sale has been declared effective under the Securities Act and they have been disposed of pursuant to such Registration Statement, (2) to the extent that they have been sold to the public either pursuant to a registration or pursuant to Rule 144 or Rule 145 (or any similar provisions then in force) under the Securities Act, (3) to the extent they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned pursuant to Section 3.3(a), or (4) to the extent they are eligible for resale without registration by the holder thereof pursuant to Rule 144 (or any similar provision then in force) under the Securities Act during any 90 day period without volume limitations.

“registration” means a registration of the Company’s securities for sale to the public under a Registration Statement.

“Registration Period” means either the Shelf Period, the Underwritten Period or the Non-Underwritten Period, as applicable.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, including the Prospectus, amendments, supplements and post-effective amendments to such registration statement, and all exhibits to, and all material incorporated by reference in, such registration statement.

“Request” has the meaning set forth in Section 2.1(c).

“SEC” means the Securities and Exchange Commission, or any successor U.S. governmental agency.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Shelf Period” means, with respect to any Shelf Registration Statement (other than a Shelf Underwritten Offering), a period of thirty-six (36) consecutive months (or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn) plus the period of time, if any, during which use of such Shelf Registration Statement has been suspended pursuant to Section 2.1(h).

“Shelf Registration” has the meaning set forth in Section 2.1(b).

“Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the Registrable Securities.

“Shelf Right” has the meaning set forth in Section 2.1(b).

“Shelf Underwritten Offering” means an Underwritten Offering of Registrable Securities by a Holder pursuant to a take down from a Shelf Registration Statement in accordance with Section 2.1(h)(2).

“Similar Securities” means, in connection with any registration of securities of the Issuer, all securities of the Issuer which are (i) the same as or similar to those being registered, (ii) convertible into or exchangeable or exercisable for the securities being registered, or (iii) the same as or similar to the securities into which the securities being registered are convertible into, exchangeable or exercisable for.

“Target Registration” means a Registration Statement filed pursuant to an obligation incurred by the Company in connection with an acquisition of the stock or assets of another company.

“Underwritten Offering” means a registration in which securities of the Company are sold by the Company or a Holder to an underwriter or underwriters on a firm commitment basis for reoffering to the public, including a Shelf Underwritten Offering.

“Underwritten Period” means, with respect to any offering which is an Underwritten Offering, a period of not less than 180 days plus such longer period (not to exceed 90 days after such 180th day) as, in the opinion of counsel for the underwriter or underwriters, is required by law for the delivery of a Prospectus in connection with the sale of Registrable Securities by an underwriter or dealer.

“Underwriting Notice” has the meaning set forth in Section 2.1(h).

“Underwriter Cutback Condition” has the meaning set forth in Section 2.2(b).

ARTICLE 2

REGISTRATION RIGHTS

Section 2.1 Requested Registration.

(a) Demand Registrations. At any time that the Company is not legally eligible to file a Shelf Registration Statement, the Holders who beneficially own a majority of the outstanding Registrable Securities beneficially owned by all Holders shall have the right to request the Company to register all or part of the Registrable Securities under the Securities Act (each such right, a “Demand Right”); provided, that each registration made pursuant to a Demand Right must include Registrable Securities in an amount not less than the Minimum Demand Amount. Subject to Section 2.1(d), if the Company shall receive a Request specifying a registration pursuant to a Demand Right, the Company shall file with the SEC, as expeditiously as reasonably possible after the initiation of a Demand Right, a Registration Statement relating to the offer and sale of the Registrable Securities requested to be included therein by the Holders thereof (each such registration, but not including a Shelf Registration, a “Demand Registration”) in accordance with the methods of distribution elected by such Holders and shall use its best efforts to cause such Registration Statement to be declared effective under the Securities Act as expeditiously as reasonably possible thereafter. The Company shall use its best efforts to keep the Registration Statement relating to such Demand Registration continuously effective in order to permit the Prospectus forming a part thereof to be usable by the Holders, the underwriters and any brokers or dealers during the period set forth in Section 2.1(g). Notwithstanding the foregoing provisions, the Company shall not be obligated to effect, or to take any action to effect, any such Demand Registration pursuant to this Section 2.1(a) after the Company has initiated two such registrations subsequent to the date hereof pursuant to this Section 2.1(a) (counting for these purposes only registrations which have been declared effective and registrations which have been withdrawn by the Holders as to which the Holders have not borne the registration expenses pursuant to Section 2.6). A registration shall not be counted as “effected” for purposes of this Section 2.1 until such time as the applicable registration statement has been declared effective by the SEC.

(b) Shelf Registrations. In addition to the rights contained in Section 2.1(a), the Holders who beneficially own a majority of the outstanding Registrable Securities beneficially owned by all Holders shall have the right, at any time that the Company is legally eligible to file a Shelf Registration Statement, to request registrations on a Shelf Registration Statement (each such right, a “Shelf Right”); provided, that each registration made pursuant to a Shelf Right must include Registrable Securities in an amount not less than the Minimum Demand Amount. Subject to Section 2.1(d), if the Company shall receive a Request specifying a registration pursuant to a Shelf Right, the Company shall file with the SEC, as expeditiously as reasonably possible after the initiation of a Shelf Right, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities requested to be included therein by the Holders thereof from time to time (each such registration, a “Shelf Registration”) in accordance with the methods of distribution elected by such Holders and shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as expeditiously as reasonably possible thereafter. The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by the Holders, the underwriters and any brokers or dealers during the period set forth in Section 2.1(g).

(c) Demand Notice. All requests to initiate a registration pursuant to a Demand Right or a Shelf Right must be made by notice (each such request, a “Request”):

(1) provided to the Company in writing;

(2) stating that it is a notice to initiate a registration pursuant to a Demand Right or a Shelf Right, as applicable, under this Agreement;

(3) identifying the Holder(s) effecting the request; and

(4) stating the number of Registrable Securities to be included and the intended method of disposition.

(d) Subsequent Requests. After a Request has been given for a Demand Registration or a Shelf Registration, another Request cannot be given until the date that is 180 days following the date of withdrawal or the effective date of the Registration Statement relating to such previous Demand Registration or Shelf Registration.

(e) Participations in Demand Rights and Shelf Rights. Within five days following receipt of any Request, the Company shall deliver written notice of such request (each such notice, a “Participation Notice”) to all Holders of Registrable Securities other than the Initiating Holders. Thereafter, the Company shall include in such Demand Registration or Shelf Registration, as applicable, any additional Registrable Securities which the Holder or Holders thereof have, within 15 days after the Participation Notice has been given, requested in writing be included in such Demand Registration or Shelf Registration. All such requests shall specify the aggregate amount of Registrable Securities to be registered.

(f) Withdrawal of Registrable Securities. A Holder may withdraw its Registrable Securities from a Demand Registration or Shelf Registration at any time prior to the effective time of the Registration Statement covering the applicable Demand Registration or Shelf Registration by giving written notice of such withdraw prior to the effective time of such Registration Statement. If all Holders withdraw their Registrable Securities from a Demand Registration or a Shelf Registration, as the case may be, the Company shall cease all efforts to secure registration. The Company shall not withdraw a Registration Statement relating to a Demand Registration or Shelf Registration without the written consent of the Initiating Holders who have not withdrawn their Registrable Securities from such registration, unless required to do so by law, regulation or upon the request of the SEC.

(g) Effective Registration. The Company shall be deemed to have effected a Demand Registration or Shelf Registration if the applicable Registration Statement is declared effective by the SEC and remains effective as follows:

(1) if it is a Shelf Registration that is not a Shelf Underwritten Offering, for the Shelf Period;

(2) if it is a Shelf Registration that is a Shelf Underwritten Offering, for the Underwritten Period;

(3) if is it not a Shelf Registration and is not an Underwritten Offering, for the Non-Underwritten Period; or

(4) if it is not a Shelf Registration and is an Underwritten Offering, for the Underwritten Period.

Notwithstanding the foregoing, no Demand Registration or Shelf Registration shall be deemed to have been effected if an Underwritten Offering is contemplated by such Demand Registration or if a Shelf Underwritten Offering is contemplated by such Shelf Registration and the conditions to closing specified in the applicable underwriting agreement are not satisfied. Subject to Section 2.1(h), the Company shall not be deemed to have effected a Registration Statement, or to have used its best efforts to keep the Registration Statement effective, if the Company voluntarily takes any action or omits to take any action that would result in the inability of any Holder of Registrable Securities covered by such Registration Statement to be able to offer and sell any such Registrable Securities during the applicable Registration Period, unless such action or omission is required by applicable law.

(h) Delay or Suspension of Registration. If the filing, initial effectiveness or continued use of a Registration Statement in respect of a Demand Registration or Shelf Registration at any time would require the Company to make an Adverse Disclosure, then the Company may, upon giving prompt written notice of such action to the Holders which are included in such Demand Registration or Shelf Registration, as applicable, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement; provided, that the Company shall not be permitted to do so in the aggregate pursuant to this Section 2.1(h) and Section 2.2(c), (i) more than two times during any 12-month period, (ii) for a period exceeding 60 days on any one occasion or (iii) for a period exceeding 120 days in any 12- month period. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, promptly upon their receipt of the notice referred to above, their use of the Prospectus relating to the Demand Registration or Shelf Registration, as the case may be, in connection with any sale or offer to sell Registrable Securities. The Company shall promptly notify the Holders of the expiration of any period during which it exercised its rights under this Section 2.1 (h). The Company agrees that, in the event it exercises its rights under this Section 2.1 (h), it shall, as promptly as reasonably practicable following the completion or abandonment of the transaction giving rise to the Company’s suspension notice, and in any event within the time requirements set forth in this Section 2.1(h), file an amendment to, or a Prospectus supplement with respect to, and otherwise use its best efforts to, update, the suspended Registration Statement as may be necessary to permit the Holders to resume use thereof in connection with the offer and sale of their Registrable Securities in accordance with applicable law. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1 during the period that is 60 days before the Company’s good faith estimate of the date of filing of, and ending on a date that is 120 days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such Registration Statement to become effective.

(i) Underwritten Offerings.

(1) Demand Registrations. Any offering pursuant to a Demand Registration shall be in the form of an Underwritten Offering upon the request of the Holders of not less than a majority of the Registrable Securities included in any offering pursuant to a Demand Registration.

(2) Shelf Registrations. At any time that a Shelf Registration Statement is effective, if any Holder or group of Holders delivers a notice to the Company (an “Underwriting Notice”) stating that it intends to effect a Shelf Underwritten Offering of all or part of its Registrable Securities included by it on the Shelf Registration Statement and stating the Aggregate Offering Price and/or number of the Registrable Securities to be included in the Shelf Underwritten Offering, then the Company shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to this Section 2.1(i)(2)); provided, that any Shelf Underwritten Offering must include Registrable Securities in an amount not less than the Minimum Demand Amount. In connection with any Shelf Underwritten Offering:

(A) such proposing Holder(s) shall also deliver the Underwriting Notice to all other Holders and permit each Holder to include its Registrable Securities included on the Shelf Registration Statement in the Shelf Underwritten Offering if such Holder notifies the proposing Holders and the Company within five Business Days after delivery of the Underwriting Notice to such Holder;

(B) in the event that an Underwriter Cutback Condition occurs with respect to the Registrable Securities proposed to be included in the Shelf Underwritten Offering, then (1) the number of Registrable Securities which will be included in the Shelf Underwritten Offering shall only be that number which, in the good faith opinion of the underwriter, can be included without being likely to have a significant adverse effect on the price, timing or distribution of the class of securities offered or the market for the class of securities offered or the Common Stock, and (2) each Holder shall be entitled to include Registrable Securities in the Shelf Underwritten Offering pro rata based on the number of Registrable Securities owned by such Holder as a percentage of the number of Registrable Securities owned by all Holders seeking to participate in such Shelf Underwritten Offering, subject to the priority allocation provisions set forth in Section 2.1(i)(5); and

(C) the Underwriting Notice shall state that Holders must respond to the Underwriting Notice within five Business Days of the delivery thereof.

(3) Selection of Underwriters. In the event that a Demand Registration or a Shelf Registration is an Underwritten Offering, the Initiating Holders in such Underwritten Offering shall have the right to select the managing underwriter or underwriters for the offering, which underwriters must be (x) nationally recognized investment banking firm(s), and (y) reasonably acceptable to the Company.

(4) Similar Securities. Without the prior written consent of the Initiating Holders and the managing underwriter or managing underwriters of any Underwritten Offering, the Company shall not include any securities in such Underwritten Offering unless such securities are Similar Securities.

(5) Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter of a proposed Underwritten Offering (other than a Shelf Underwritten Offering, which shall be governed by Section 2.1(i)(2)(B)) of Registrable Securities included in a Demand Registration informs the Holders of such Registrable Securities in writing (such notice, a “Cutback Notice”) that, in its or their opinion, the number of securities requested to be included in such Demand Registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the class of securities offered or the market for the class of securities offered or the Common Stock, then the Company shall include in such registration only the number of Registrable Securities which, in the good faith opinion of such underwriter, can be included without having such an adverse effect, selected in the following order:

(A) first, the Registrable Securities requested to be included by the Initiating Holders and the Holders who are Participating Holders with respect thereto, allocated pro rata based on the number of Registrable Securities owned by such Holder as a percentage of the number of Registrable Securities owned by all Holders seeking to participate in such Underwritten Offering; and

(B) second, Similar Securities, if any, requested to be included by the Company or by other Holders, allocated among them as they shall so determine;

provided, however, in no event shall any particular Holder be permitted to include in such registration any Registrable Securities in excess of the number of Registrable Securities which such Holder originally sought to include in such registration. In the event of a cutback pursuant to this Section 2.1 (i), each of the Holders agrees that it will not include Registrable Securities in any registration effected pursuant to the Securities Act in a manner that is not in compliance with the foregoing priorities.

(j) Registration Statement Form. Demand Registrations shall be effected by filing a Registration Statement on such appropriate registration form of the SEC as shall be selected by the Initiating Holders of the Demand Registration and as shall be reasonably acceptable to the Company. Shelf Registrations shall be effected by filing a Registration Statement on Form S-3 (or any successor form under the Securities Act).

Section 2.2 Incidental Registrations.

(a) Participation in Company Registrations.

(1) If the Company at any time, or from time to time, files a Registration Statement (other than a Registration Statement filed pursuant to Rule 462(b) under the Securities Act) with respect to any offering of its securities for its own account or for the account of any stockholder who holds its securities (other than (A) pursuant to Section 2.1, (B) a registration on Form S-4, F-4, F-8, F-10 or S-8 or any successor form to such forms, (C) a registration of securities solely relating to an offering and sale to employees, directors or consultants of the Company pursuant to any employee stock plan or other employee benefit plan arrangement or (D) a registration of non-convertible debt securities) then, as expeditiously as reasonably possible, the Company shall give written notice (such notice, an “Incidental Registration Notice”) of such filing to all Holders of Registrable Securities, and such notice shall offer the Holders of such Registrable Securities the opportunity to register such number of Registrable Securities as each such Holder may request in writing. Subject to Section 2.2(b), the Company shall include in such Registration Statement all such Registrable Securities which are requested to be included therein within 15 days after the Incidental Registration Notice is given to such Holders. If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and,

(A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and

(B) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

(2) If the offering described in an Incidental Registration Notice is to be an Underwritten Offering, then each Holder making a request for its Registrable Securities to be included therein must, and the Company shall make such arrangements with the underwriters so that each such Holder may, participate in such Underwritten Offering on the same terms as the Company and other Persons selling securities in such Underwritten Offering, subject to the provisions of Section 2.4. If the offering pursuant to such registration is to be on any other basis, then each Holder making a request for an Incidental Registration pursuant to this Section 2.2(a) must participate in such offering on such basis.

(3) Each Holder of Registrable Securities making a request for an Incidental Registration pursuant to this Section 2.2(a) shall be permitted to withdraw all or part of such Holder’s Registrable Securities from such Incidental Registration at any time prior to the effective time of the Registration Statement covering the applicable Incidental Registration by giving written notice of such withdraw prior to the effective time of such Registration Statement.

(b) Priority of Incidental Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of securities included in an Incidental Registration informs the Holders of Registrable Securities sought to be included in such registration pursuant to Section 2.2(a) in writing (such notice, an “Incidental Cutback Notice”) that, in its or their opinion, the total amount or kind of securities which such Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the class of the securities offered or the market for the class of securities offered or for the Common Stock (the foregoing, an “Underwriter Cutback Condition”), then the Company shall include in such registration only the number of Registrable Securities which, in the good faith opinion of such underwriter can be included without having such an adverse effect, selected in the following order:

(1) if the registration is being effected with respect to stockholders of the Company pursuant to the exercise of contractual demand registration rights (other than pursuant to Section 2.1),

(A) first, the securities, if any, being sold by such other stockholders exercising such demand registration rights, allocated as they and the Company shall so determine;

(B) second, the Registrable Securities, if any, requested to be included by the Holders pursuant to this Section 2.2 allocated pro rata based on the number of Registrable Securities owned by such Holder as a percentage of the number of Registrable Securities held by all Holders seeking to participate in such registration; and

(C) third, securities, if any, requested to be included by the Company and by any other stockholders of the Company in accordance with agreements between the Company and such other stockholders, allocated among them as they shall so determine;

provided, however, in no event shall any particular Holder be permitted to include in such registration any Registrable Securities in excess of the number of Registrable Securities which such Holder originally sought to include in such registration; and

(2) if the registration is being effected by the Company for its own account or is a Target Registration,

(A) first, the securities, if any, being sold by the Company and the Holders of the Company’s securities for whom the Target Registration is undertaken, allocated among them as they shall so determine;

(B) second, the Registrable Securities, if any, requested to be included by the Holders pursuant to Section 2.2, allocated pro rata based on the on the number of Registrable Securities owned by such Holder as a percentage of the number of Registrable Securities held by all Holders seeking to participate in such registration; and

(C) third, the securities, if any, requested to be included by any other stockholders of the Company in accordance with agreements between the Company and such other, allocated in accordance with such agreements;

provided, however, in no event shall any particular Holder be permitted to include in such registration any Registrable Securities in excess of the number of Registrable Securities which such Holder originally sought to include in such registration. In the event of a cutback pursuant to this Section 2.2(b), each of the Holders agrees that it will not include Registrable Securities in any registration effected pursuant to the Securities Act in a manner that is not in compliance with the foregoing priorities set forth in Section 2.2(b)(1) and Section 2.2(b)(2).

(c) Suspension or Termination of Registration. If the filing, initial effectiveness or continued use of a Registration Statement in respect of an Incidental Registration at any time would require the Company to make an Adverse Disclosure, then the Company may, upon giving prompt written notice of such action to the Holders which are included in such Incidental Registration, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement; provided, that the Company shall not be permitted to do so in the aggregate pursuant to this Section 2.2(c) and Section 2.1(h), (i) more than two times during any 12- month period, (ii) for a period exceeding 60 days on any one occasion or (iii) for a period exceeding 120 days in any 12- month period. In the event the Company exercises its rights under the preceding sentence, promptly upon their receipt of the notice referred to above the Holders agree to suspend, and in the case of an Underwritten Offering, the Company and the Holders agree to cause any underwriter to suspend, their use of the Prospectus relating to the Incidental Registration in connection with any sale or offer to sell Registrable Securities. The Company shall promptly notify the Holders of the expiration of any period during which it exercised its rights under this Section 2.2(c). The Company agrees that, in the event it exercises its rights under this Section 2.2(c), it shall, as promptly as reasonably practicable following the completion or abandonment of the transaction giving rise to the Company’s suspension notice, and in any event within the time requirements set forth in this Section 2.2(c), file an amendment to, or a Prospectus supplement with respect to, and otherwise use its best efforts to, update, the suspended Registration Statement as may be necessary to permit the Holders to resume use thereof in connection with the offer and sale of their Registrable Securities in accordance with applicable law. Notwithstanding any other provision of this (c), the Company shall have the right to terminate or withdraw any registration initiated by it under this (c) before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration.

Section 2.3 Registration Procedures.

(a) In connection with the Company’s registration obligations in this Agreement, the Company will, subject to the limitations set forth herein, use its best efforts to effect any such registration so as to permit the sale of the applicable Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably possible and, in connection therewith, the Company will:

(1) before filing a Registration Statement or Prospectus, or any amendments or supplements thereto and in connection therewith, furnish to the managing underwriter or underwriters, if any, and to one representative of each Holder (and its Affiliates) which has requested that Registrable Securities be covered by such Registration Statement, copies of all documents prepared to be filed, which documents will be subject to the review of such underwriters and such Holders and their respective counsel and not file any Registration Statement or Prospectus or amendments or supplements thereto to which the Holders of a majority of the Registrable Securities covered by the same or the underwriter or underwriters, if any, shall reasonably object;

(2) prepare and file with the SEC such amendments or supplements to the applicable Registration Statement or Prospectus as may be (A) reasonably requested by any selling Holder (to the extent such request relates to information relating to such Holder), or (B) necessary to keep such registration effective for the period of time required by this Agreement;

(3) notify the selling Holders of Registrable Securities and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing, as expeditiously as reasonably possible after notice thereof is received by the Company (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective and when the applicable Prospectus or any amendment or supplement thereto has been filed, (B) of any written or material oral comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order preventing or suspending the use of any preliminary or final Prospectus or the initiation or threat of any proceedings for such purposes and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

(4) promptly notify each selling Holder of Registrable Securities and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or Prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter (except as otherwise provided under Section 2.1(h) or Section 2.2(c)), prepare and file with the SEC an amendment or supplement to such Registration Statement or Prospectus which will correct such statement or omission or effect such compliance;

(5) use its best efforts to prevent or obtain at the earliest possible moment the withdrawal of any stop order with respect to the applicable Registration Statement or other order suspending the use of any preliminary or final Prospectus;

(6) promptly incorporate in a Prospectus supplement or post-effective amendment to the applicable Registration Statement such information as the managing underwriter or underwriters, if any, or the Initiating Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as expeditiously as reasonably possible after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(7) furnish to each selling Holder of Registrable Securities, its counsel and each managing underwriter, if any, without charge, as many conformed copies as such Holder or managing underwriter may reasonably request of the applicable Registration Statement and each amendment thereto;

(8) deliver to each selling Holder of Registrable Securities and each managing underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) as such Holder or managing underwriter may reasonably request, and such other documents as such selling Holder or managing underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter;

(9) on or prior to the date on which the applicable Registration Statement is declared effective, use its best efforts to register or qualify such Registrable Securities for offer and sale under the securities or “blue sky” laws of each state and other jurisdiction of the United States, as any such selling Holder or underwriter, if any, or their respective counsel reasonably requests in writing, and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect so as to permit the commencement and continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(10) cooperate with the selling Holders of Registrable Securities and the managing underwriter, underwriters or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

(11) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(12) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which certificates shall be in a form eligible for deposit with The Depository Trust Company;

(13) obtain for delivery to (and addressed to) the underwriter or underwriters, an opinion or opinions from counsel for the Company dated the date of the closing under the underwriting agreement, in customary form, scope and substance, which counsel and opinions shall be reasonably satisfactory to a majority of such Holders and the managing underwriter or underwriters, if any, and their respective counsel;

(14) in the case of an Underwritten Offering, obtain for delivery to (and addressed to) the Company and the underwriter or underwriters, a cold comfort letter from the Company’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(15) cooperate with each selling holder of Registrable Securities and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(16) use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as expeditiously as reasonably possible after the effective date of the applicable Registration Statement, but not later than 60 days after the date of the most recent fiscal quarter, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(17) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(18) cause all Registrable Securities of a class covered by the applicable Registration Statement to be listed on each securities exchange and inter-dealer quotation system on which any of the Company’s securities of such class are then listed or quoted;

(19) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by representatives appointed by the Holders of a majority of the Registrable Securities covered by the applicable Registration Statement, by any managing underwriter or underwriters participating in any disposition to be effected pursuant to such Registration Statement, and by any attorney, accountant or other agent retained by such sellers or any such managing underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s senior executive officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available at mutually convenient times to discuss the business of the Company and to supply all information reasonably requested by any such sellers, underwriter or agent thereof in connection with such Registration Statement as shall be necessary (subject to the Company’s compliance with Regulation FD) to enable them to exercise their due diligence responsibility;

(20) in the case of an Underwritten Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter in any such Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(21) upon the request of any Holder, de-register, remove or withdraw all or a portion of the Holder’s Registrable Shares from a Shelf Registration Statement, as requested by such Holder, by promptly amending any Shelf Registration Statement or Demand Registration Statement, or taking such other action as may be necessary to satisfy the foregoing; and

(22) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

(b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article 2 with respect to the Registrable Securities of any selling Holder that each selling Holder of Registrable Securities as to which any registration is being effected shall furnish to the Company such information regarding the distribution of such Registrable Securities and such other customary information relating to such Holder and its ownership of the applicable Registrable Securities as the Company may from time to time reasonably request and as shall be reasonably required in connection with any Registration Statement. Each Holder of Registrable Securities agrees to furnish such information to the Company and to reasonably cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement.

(c) Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(a)(4), such Holder will use its best efforts to discontinue disposition of its Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.3(a)(4), or until such Holder is advised by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. In the event that the Company shall give any such notice in respect of a Demand Registration, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 2.3(a)(4) or is advised in writing by the Company that the use of the Prospectus may be resumed.

Section 2.4 Underwritten Offerings.

(a) Underwriting Agreements. If requested by the managing underwriter or underwriters for any Demand Registration or Shelf Registration that is an Underwritten Offering, the Company and the Holders of Registrable Securities to be included therein shall enter into an underwriting agreement with such underwriters, to contain such terms and conditions as are generally prevailing in agreements of that type, including indemnities no more burdensome to the indemnifying party and no less favorable to the recipient thereof than those provided in Section 2.7. The Holders of any Registrable Securities to be included pursuant to Section 2.2(a) in any Incidental Registration that is an Underwritten Offering (excluding any Demand Registration or Shelf Registration) shall enter into such an underwriting agreement at the request of the Company. No Holder shall be required in any such underwriting agreement to make any representations or warranties to or agreements with the Company or the underwriters other than customary representations, warranties or agreements regarding such Holder’s title to Registrable Securities and any written information provided by the Holder to the Company expressly for inclusion in the related registration statement.

(b) Price and Underwriting Discounts. In the case of a Demand Registration or Shelf Registration that is an Underwritten Offering, the price, underwriting discount and other financial terms for the sale of the Registrable Securities shall be determined by the Initiating Holders of such Demand Registration or Shelf Registration. In the case of any Incidental Registration that is an Underwritten Offering (excluding any Demand Registration or Shelf Registration), such price, discount and other terms shall be determined (i) by the Company in the case of a registration governed by Section 2.2(b)(2), or (ii) by the holders of a majority of the Registrable Securities registered for the account of stockholders exercising demand registration rights, in the case of a registration governed by Section 2.2(b)(1), or in accordance with an agreement among the Company and such majority holders.

(c) Participation in Underwritten Offerings. No Person may participate in an Underwritten Offering unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by officers of such Persons authorized to approve such arrangements, (ii) executes and delivers the underwriting agreement and all other documents required under the terms of such underwriting arrangements and (iii) completes, executes and delivers all questionnaires, powers of attorney, custody agreements, indemnities and opinions reasonably requested by the Company and customary for secondary offerings.

Section 2.5 No Inconsistent Agreements; Additional Rights. The Company will not enter into, and is not currently a party to, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities by this Agreement. If the Company enters into any agreement after the date hereof granting any person registration rights with respect to any security of the Company which agreement contains any material provisions more favorable to such person than those set forth in this Agreement, the Company will notify the Holders and will agree to such amendments to this Agreement as may be necessary to provide these rights to the Holders.

Section 2.6 Registration Expenses.

(a) The Company shall pay all of the expenses incurred in connection with its compliance with Article 2, including (i) all registration and filing fees and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses of compliance with U.S. state securities or “blue sky” laws, including all reasonable fees and disbursements of one counsel in connection with any survey of state securities or “blue sky” laws and the preparation of any memorandum thereon, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses related to the preparation by the Company of any Registration Statement or Prospectus, agreements with underwriters, and any other ancillary agreements, certificates or documents arising out of or related to the foregoing (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company, and (v) all fees and expenses incurred in connection with the listing of the Registrable Securities on any U.S. securities exchange, Nasdaq, or other U.S. trading medium. In addition, in all cases the Company shall pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Company. In addition, the Company shall pay all reasonable fees and disbursements of one law firm or other counsel selected by the holders of a majority of the Registrable Securities being registered, subject to a reasonable cap to be agreed upon by the Company and the holders in light of the laws and regulations existing at the time of the applicable Registration, and if there exists no material change in legal requirements imposed on registering holders after the date of this Agreement, then such cap will not exceed $25,000; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Initiating Holders (in which case the Initiating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration).

(b) The Company shall not be required to pay any other costs or expenses in the course of an offering of Registrable Securities pursuant to this Agreement, and all such fees and expenses relating to securities so registered, including all underwriting discounts, selling commissions, stock transfer taxes attributable to the sale of Registrable Securities, the fees and expenses of counsel to the Holders or the underwriters (other than the fees and disbursements of counsel set forth in Section 2.6(a)) and all fees and expenses incurred by the Company or Holders in connection with the preparation and filing of any non-U.S. prospectus or other filing (including, but not limited to, any prospectus filed or to be filed with any Canadian provincial securities commission), shall be borne by the Initiating Holders pro rata based upon the number of Registrable Securities that were to be included in the registration and such Holders shall pay, and, if applicable, shall reimburse the Company for, all such fees and expenses, including such fees and expenses incurred in connection with the preparation and filing of any such non-U.S. prospectus.

Section 2.7 Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each selling Holder of Registrable Securities and their respective directors, officers and partners, and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Person is a party thereto) and expenses (including reasonable costs of investigation and legal expenses), joint or several (each, a “Loss” and collectively “Losses”), arising out of or based upon (i) any misstatement in or omission from any representation or warranty, or any breach of covenant or agreement, in each case made or deemed made by the Company in any underwriting or similar agreement entered into by the Company in connection with any Registration Statement, (ii) any violation by the Company of the Securities Act or any U.S. state securities or “blue sky” laws, rules or regulations, in either case in connection with any Registration Statement, (iii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (iv) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be liable to indemnify an Indemnified Person to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the preparation thereof or arises out of or is based upon such Holder’s failure to deliver a copy of the Prospectus or any amendments or supplements thereto to a purchaser (if so required) after the Company has furnished such Holder with a copy of the same. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Person and shall survive the transfer of such securities by such Holder. The Company will also indemnify, if the offering is an Underwritten Offering (including a Shelf Underwritten Offering) and if requested, underwriters participating in any distribution pursuant to this Agreement, their officers, directors and partners, and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above (with appropriate modifications) with respect to the indemnification of each Holder.

(b) Indemnification by the Holders. Each selling Holder of Registrable Securities agrees (severally and not jointly) to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors, officers and partners, and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act), and each other selling Holder of Registrable Securities, their respective officers, directors and partners, and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Person, from and against any Losses resulting from (i) any untrue or allegedly untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission had been contained in any information furnished in writing by such selling Holder to the Company expressly for inclusion in such Registration Statement, and (ii) any misstatement in or omission from any representation or warranty, or any breach of covenant or agreement, in each case made or deemed made by such Holder in any underwriting or similar agreement entered by into by such Holder in connection with the particular registration. Each Holder also shall indemnify any underwriters of the Registrable Securities, their officers, directors and partners, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Company. The liability of any Holder for indemnification under this Section 2.7 in its capacity as a seller of Registrable Securities shall not exceed the lesser of (i) that proportion of the total of such losses, claims, damages, expenses or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement held by such Investor, and (ii) the amount equal to the net proceeds to such Holder of the securities sold in any such registration; provided that no selling holder shall be required to indemnify any Person against any Losses arising from any untrue statement or alleged untrue statement of a material fact contained in, or omission or alleged omission of a material fact from, a preliminary Prospectus (or necessary to make the statements therein not misleading) that has been corrected in the form of Prospectus included in the Registration Statement at the time it becomes effective, or any amendment or supplement thereto filed with the SEC pursuant to Rule 424(b) under the Securities Act prior to the time of sale of Registrable Securities that gives rise to such

(c) Indemnification by Securities Industry Professionals. The Company shall use commercially reasonable efforts to obtain the agreement of the underwriters, if any, participating in a particular Underwritten Offering (including a Shelf Underwritten Offering), to provide indemnities for the benefit of the Company and the Holders of Registrable Securities participating in the distribution, to the same extent as provided in Section 2.7(b) (with appropriate modification) with respect to information so furnished in writing by such underwriters specifically for inclusion in any Prospectus or Registration Statement.

(d) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person; provided, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after having received notice of such claim from the Person entitled to indemnification hereunder and to employ counsel reasonably satisfactory to such Person, (C) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest exists or may potentially exist between such Person and the indemnifying party with respect to such claims or (D) the Indemnified Person has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party (in the case of (B), (C) and (D), if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld; provided, that an indemnifying party may withhold its consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such indemnifying party other than financial obligations for which such Indemnified Person will be indemnified hereunder. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Person of an unconditional release from all liability in respect to such claim or litigation. The indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (together with one firm of local counsel) at any one time for all Indemnified Parties unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) a conflict or potential conflict exists or may exist (based on advice of counsel to an Indemnified Person) between such Indemnified Person and the other Indemnified Parties or (z) an Indemnified Person has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other Indemnified Parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(e) Contribution. If for any reason the indemnification provided for in Section 2.7(a) and Section 2.7(b) is unavailable to an Indemnified Person or insufficient to hold it harmless as contemplated by Section 2.7(a) and Section 2.7(b), then the indemnifying party shall contribute to the amount paid or payable by the Indemnified Person as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the Indemnified Person and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.7(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.7(e) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the Indemnified Parties relate exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties to this Agreement agree that it would not be just and equitable if contribution pursuant to this Section 2.7(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.7(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 2.8 Rules 144 and 144A. The Company covenants that, from and after the time it becomes subject to the periodic reporting requirements of the Exchange Act, it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company thereafter is no longer required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and 144A under the Securities Act), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

Section 2.9 Holdback. The parties acknowledge that they are parties to the Company Stockholders Agreement which contains restrictions on the sale of securities during specified periods of time in connection with the Company’s filing of a Registration Statement.

Section 2.10 Canadian Registration. If, after the 180th day following the date of the final prospectus relating to the initial public offering of the Company’s Common Stock, the Company files a prospectus with any Canadian provincial securities commission from time to time, the Company will use its best efforts to facilitate and enable the Holders to make a secondary offering of Registrable Securities in Canada to the fullest extent permitted by applicable securities laws, subject to the approval by the underwriters or agents involved in the offering and the applicable securities regulators.

Section 2.11 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 2.1 or Section 2.2 shall terminate on the date as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 (or any similar provision then in force) under the Securities Act during any 90 day period without volume limitations.

ARTICLE 3

MISCELLANEOUS

Section 3.1 Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including specific performance, to enforce such obligations, without the requirement that a bond be posted and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties to this Agreement shall raise the defense that there is an adequate remedy at law. Notwithstanding the foregoing, no Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of Section 2 hereof.

Section 3.2 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile or e-mail transmission with confirmation of transmission by the transmitting equipment, by registered or certified mail, postage pre-paid, or by courier or overnight carrier, to the Persons at the addresses, facsimile numbers or e-mail addresses set forth in Schedule A in the case of a Holder and to the addresses, facsimile numbers or e-email addresses set forth below in the case of the Company (or at such other address, facsimile number or e-mail address as a party may designate by notice to the other parties), and shall be deemed to have been delivered (a) on the date of delivery if delivered personally, or by facsimile or e-mail upon confirmation of transmission by the transmitting equipment, (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the fifth Business Day following the date of mailing if delivered by registered or certified mail return receipt requested, postage prepaid:

if to the Company to:

lululemon athletica inc.

1818 Cornwall Avenue, Suite 400

Vancouver, BC Canada V6J 1C7

Facsimile:

E-mail:

Attention: Chief Executive Officer

with copy to:

DLA Piper LLP

701 Fifth Avenue, Suite 7000

Seattle, Washington 98104

Facsimile: (206) 839-4801

E-mail: michael.hutchings@dlapiper.com

Attention: Michael Hutchings

Section 3.3 Successors, Assigns and Transferees.

(a) The registration rights of any Holder under this Agreement with respect to any Registrable Securities may be transferred and assigned by a Holder only to a transferee or assignee of no less than 100,000 shares of Registrable Securities (as presently constituted and subject to adjustments for stock splits, stock dividends, reverse stock splits, and the like); provided, that no such assignment shall be binding upon or obligate the Company to any such transferee or assignee unless and until the Company shall have received notice of such assignment as herein provided (stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned) and a written agreement of the assignee to be bound by the provisions of this Agreement by executing a Counterpart Signature Page in the form attached to this Agreement as Schedule B. Any transfer or assignment made other than as provided in the first sentence of this Section 3.3(a) shall be null and void.

(b) Schedule A shall be deemed to be amended to add any party delivering a Counterpart Signature Page pursuant to Section 3.3(a).

(c) This Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement, and their respective successors and permitted assigns.

Section 3.4 Choice of Law; Jurisdiction; Venue; WAIVER OF JURY TRIAL.

(a) This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware without regard to the application of the principles of conflicts or choice of laws.

(b) Each of the parties hereto hereby submit to the exclusive jurisdiction of the federal or state courts of the State of Delaware with respect to any action or legal proceeding commenced by either of them with respect to this Agreement. Each of them irrevocably waives any objection they now have or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum and consents to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth herein or at such other address as either of them shall furnish in writing to the other.

(c) THE PARTIES HERETO EACH HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, FRAUD OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 3.5 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained therein.

Section 3.6 Amendment; Waiver.

(a) This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof (each, an “Amendment”) may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by the Company and the Holders of Registrable Securities representing at least a majority of the aggregate Registrable Securities held by the Holders; provided, however, that any Amendment that treats any Holder in a series or class of stock (the “Adversely Affected Holder”) in a manner which is disproportionate and adverse relative to its treatment of the other Holders in such series or class of stock shall require the consent of the Adversely Affected Holder. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any Amendment authorized by this Section 3.6(a). For purposes of this Section 3.6(a), determinations of whether an Amendment disproportionately effects any Holder, or whether the Amendment provides a disproportionate benefit to any Holder, shall be based on such Holder’s contractual rights as of the time of the Amendment.

(b) The waiver by any party to this Agreement of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Section 3.7 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of separate counterparts and by the parties to this Agreement in separate counterparts each of which when so executed, including by facsimile signature, shall be deemed to be an original and all of which together shall constitute one and the same agreement.

Section 3.8 Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

lululemon athletica inc.

By:	/s/ John Currie
Name:	John Currie
Title:	Chief Financial Officer

HOLDERS:

DENNIS WILSON

By:	/s/ Dennis Wilson
Name:	Dennis Wilson
Title:	Authorized Signatory

FIVE BOYS INVESTMENT, ULC

By:	/s/ Dennis Wilson
Name:	Dennis Wilson
Title:	Authorized Signatory

OYOYO HOLDINGS, INC.

By:	/s/ Dennis Wilson
Name:	Dennis Wilson
Title:	Authorized Signatory

LIPO INVESTMENTS (USA) INC.

By:	/s/ Dennis Wilson
Name:	Dennis Wilson
Title:	Authorized Signatory

SLINKY FINANCIAL ULC

By:	/s/ Dennis Wilson
Name:	Dennis Wilson
Title:	Authorized Signatory

SCHEDULE A

Holders

Name of Stockholder	Address for Notice
Dennis Wilson

#2 — 2108 West 4th Avenue

Vancouver, BC, V6K 1N6

Facsimile Number: (604) 737-7267

E-mail:

Attention: Dennis Wilson

with copies to:

McCullough O’Connor Irwin LLP

Suite 2600 Oceanic Plaza

Vancouver, BC V6E 3X1

Facsimile: (604) 687-7099

E-mail: jmccullough@moisolicitors.com

Attention: Jonathan McCullough

and

Choate, Hall & Stewart LLP

Two International Place

Boston, MA 02110

Facsimile: (617) 248-5000

E-mail: jpitfield@choate.com

Attention: John R. Pitfield

Name of Stockholder	Address for Notice
Five Boys Investment ULC

#2 — 2108 West 4th Avenue

Vancouver, BC, V6K 1N6

Facsimile Number: (604) 737-7267

E-mail:

Attention: Dennis Wilson

with copies to:

McCullough O’Connor Irwin LLP

Suite 2600 Oceanic Plaza

Vancouver, BC V6E 3X1

Facsimile: (604) 687-7099

E-mail: jmccullough@moisolicitors.com

Attention: Jonathan McCullough

and

Choate, Hall & Stewart LLP

Two International Place

Boston, MA 02110

Facsimile: (617) 248-5000

E-mail: jpitfield@choate.com

Attention: John R. Pitfield

Oyoyo Holdings, Inc.

#2 — 2108 West 4th Avenue

Vancouver, BC, V6K 1N6

Facsimile Number: (604) 737-7267

E-mail:

Attention: Dennis Wilson

with copies to:

McCullough O’Connor Irwin LLP

Suite 2600 Oceanic Plaza

Vancouver, BC V6E 3X1

Facsimile: (604) 687-7099

E-mail: jmccullough@moisolicitors.com

Attention: Jonathan McCullough

and

Choate, Hall & Stewart LLP

Two International Place

Boston, MA 02110

Facsimile: (617) 248-5000

E-mail: jpitfield@choate.com

Attention: John R. Pitfield

Name of Stockholder	Address for Notice
LIPO Investments (USA) Inc.

#2 — 2108 West 4th Avenue

Vancouver, BC, V6K 1N6

Facsimile Number: (604) 737-7267

E-mail:

Attention: Dennis Wilson

with copies to:

McCullough O’Connor Irwin LLP

Suite 2600 Oceanic Plaza

Vancouver, BC V6E 3X1

Facsimile: (604) 687-7099

E-mail: jmccullough@moisolicitors.com

Attention: Jonathan McCullough

and

Choate, Hall & Stewart LLP

Two International Place

Boston, MA 02110

Facsimile: (617) 248-5000

E-mail: jpitfield@choate.com

Attention: John R. Pitfield

Slinky Financial ULC

#2 — 2108 West 4th Avenue

Vancouver, BC, V6K 1N6

Facsimile Number: (604) 737-7267

E-mail:

Attention: Dennis Wilson

with copies to:

McCullough O’Connor Irwin LLP

Suite 2600 Oceanic Plaza

Vancouver, BC V6E 3X1

Facsimile: (604) 687-7099

E-mail: jmccullough@moisolicitors.com

Attention: Jonathan McCullough

and

Choate, Hall & Stewart LLP

Two International Place

Boston, MA 02110

Facsimile: (617) 248-5000

E-mail: jpitfield@choate.com

Attention: John R. Pitfield

SCHEDULE B

COUNTERPART SIGNATURE PAGE

TO

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

The undersigned hereby acknowledges receipt of a copy of that certain Amended and Restated Registration Rights Agreement, dated as of December     , 2012, as amended to date, by and among the Company and the Holders referred to therein (such agreement, as hereafter amended from time to time, the “Registration Rights Agreement”), and hereby certifies to the other parties thereto that it has read and fully understands the Registration Rights Agreement, that it has had an opportunity to read and fully discuss the terms and conditions of the Registration Rights Agreement with its legal counsel and other advisors, and that it agrees to be bound by the terms and conditions of the Registration Rights Agreement as a Holder and as if it were an original signatory thereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on this      day of             , 20    .

HOLDER:

Print Name of Holder

Signature

Print Title of Signatory, if Applicable

Address for Notices:

Email:

Facsimile:

B-1